Exhibit 99.1
KELLY® REPORTS
THIRD-QUARTER 2021 EARNINGS AND ANNOUNCES DIVIDEND

Financial Highlights
•Q3 revenue up 15.1%; 14.5% in constant currency
•Q3 operating earnings of $9.0 million; up from a loss a year ago and up 25.9% on an adjusted basis
•Q3 earnings per share of $0.87 up from $0.42 a year ago; adjusted EPS of $0.25 compared to $0.29

TROY, Mich. (November 10, 2021) – Kelly® (Nasdaq: KELYA, KELYB), a leading specialty talent solutions provider, today announced results for the third quarter of 2021.

Peter Quigley, president and chief executive officer, announced revenue for the third quarter of 2021 totaled $1.2 billion, a 15.1% increase compared to the corresponding quarter of 2020. Revenue improved year-over-year in the quarter reflecting increased customer demand compared to the COVID-19-impacted prior year period.

Earnings from operations in the third quarter of 2021 totaled $9.0 million, compared to a loss of $2.4 million reported in the third quarter of 2020. Included in the third quarter of 2020 was a $9.5 million charge related to a customer dispute in Mexico. On an adjusted basis, earnings from operations improved 25.9%.

Diluted earnings per share in the third quarter of 2021 were $0.87 compared to $0.42 per share in the third quarter of 2020. Included in the earnings per share is a non-cash gain per share, net of tax, on Kelly’s investment in Persol Holdings common stock of $0.62 in the third quarter of 2021 and $0.29 in the third quarter of 2020. On an adjusted basis, earnings per share were $0.25 in the third quarter of 2021 compared to $0.29 in the corresponding quarter of 2020.

“We’re pleased that all five of our specialty operating segments delivered organic year-over-year gains in the third quarter, contributing to solid revenue and GP dollar growth for the company,” said Quigley, who noted that Kelly has already begun taking actions to better leverage top-line growth heading into 2022. “Demand for our solutions is strong, and we’re finding innovative ways to connect talent and clients in a tight labor market. We’re confident that Kelly’s specialty strategy will continue to deliver top and bottom-line growth throughout the recovery and into the post-COVID environment.”

Kelly also reported that on November 10, its board of directors declared a dividend of $0.05 per share. The dividend is payable on December 8, 2021, to stockholders of record as of the close of business on November 24, 2021.

In conjunction with its third-quarter earnings release, Kelly has published a financial presentation on the Investor Relations page of its public website and will host a conference call at 9 a.m. ET on November 10 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone
(877) 692-8955 (toll free) or (234) 720-6979 (caller paid)
Enter access code 5728672
After the prompt, please enter “#”

A recording of the conference call will be available after 2:30 p.m. ET on November 10, 2021, at (866) 207-1041 (toll-free) and (402) 970-0847 (caller-paid). The access code is 2025741#. The recording will also be available at kellyservices.com during this period.

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, changing market and economic conditions, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

About Kelly®

Kelly Services, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ nearly 370,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2020 was $4.5 billion. Visit kellyservices.com and let us help with what’s next for you.

# # #

MEDIA CONTACT:	ANALYST CONTACT:
Jane Stehney	James Polehna
(248) 765-6864	(248) 244-4586
stehnja@kellyservices.com	james.polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED OCTOBER 3, 2021 AND SEPTEMBER 27, 2020
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2021	2020	Change		Change	Change

Revenue from services	$1,195.4	$1,038.2	$157.2		15.1%	14.5%

Cost of services	966.5	847.2	119.3		14.1

Gross profit	228.9	191.0	37.9		19.8	19.2

Selling, general and administrative expenses	219.9	193.4	26.5		13.7	13.2

Earnings (loss) from operations	9.0	(2.4)	11.4		NM

Gain (loss) on investment in Persol Holdings	35.5	16.8	18.7		112.0

Other income (expense), net	(0.3)	(0.7)	0.4		50.1

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	44.2	13.7	30.5		222.8

Income tax expense (benefit)	11.1	(1.2)	12.3		NM

Net earnings (loss) before equity in net earnings (loss) of affiliate	33.1	14.9	18.2		122.4

Equity in net earnings (loss) of affiliate	1.7	1.8	(0.1)		(3.6)

Net earnings (loss)	$34.8	$16.7	$18.1		108.9

Basic earnings (loss) per share	$0.87	$0.42	$0.45		107.1
Diluted earnings (loss) per share	$0.87	$0.42	$0.45		107.1

STATISTICS:

Permanent placement revenue (included in revenue from services)	$19.7	$9.1	$10.6		118.0%	116.6%

Gross profit rate	19.2%	18.4%	0.8	pts.

Conversion rate	3.9%	(1.3)%	5.2	pts.

Adjusted EBITDA	$17.3	$13.2	$4.1
Adjusted EBITDA margin	1.4%	1.3%	0.1	pts.

Effective income tax rate	25.2%	(8.5)%	33.7	pts.

Average number of shares outstanding (millions):
Basic	39.4	39.3
Diluted	39.5	39.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED OCTOBER 3, 2021 AND SEPTEMBER 27, 2020
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2021	2020	Change		Change	Change

Revenue from services	$3,659.4	$3,274.6	$384.8		11.8%	10.3%

Cost of services	2,986.2	2,671.1	315.1		11.8

Gross profit	673.2	603.5	69.7		11.5	10.1

Selling, general and administrative expenses	639.9	591.0	48.9		8.3	7.0

Goodwill impairment charge	—	147.7	(147.7)		NM

Gain on sale of assets	—	(32.1)	32.1		NM

Earnings (loss) from operations	33.3	(103.1)	136.4		NM

Gain (loss) on investment in Persol Holdings	71.8	(31.4)	103.2		NM

Other income (expense), net	(4.0)	3.6	(7.6)		(211.5)

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	101.1	(130.9)	232.0		NM

Income tax expense (benefit)	19.0	(36.5)	55.5		152.0

Net earnings (loss) before equity in net earnings (loss) of affiliate	82.1	(94.4)	176.5		NM

Equity in net earnings (loss) of affiliate	2.3	(1.0)	3.3		NM

Net earnings (loss)	$84.4	$(95.4)	$179.8		NM

Basic earnings (loss) per share	$2.12	$(2.43)	$4.55		NM
Diluted earnings (loss) per share	$2.12	$(2.43)	$4.55		NM

STATISTICS:

Permanent placement revenue (included in revenue from services)	$54.3	$28.9	$25.4		87.8%	84.5%

Gross profit rate	18.4%	18.4%	—	pts.

Conversion rate	4.9%	(17.1)%	22.0	pts.

Adjusted EBITDA	$56.4	$48.6	$7.8
Adjusted EBITDA margin	1.5%	1.5%	—	pts.

Effective income tax rate	18.8%	27.9%	(9.1)	pts.

Average number of shares outstanding (millions):
Basic	39.4	39.3
Diluted	39.5	39.3

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%		CC %
	2021	2020	Change		Change
Professional & Industrial
Revenue from services	$452.6	$446.5	1.4%		1.0%
Gross profit	76.6	77.1	(0.5)		(0.9)
SG&A expenses excluding restructuring charges	69.4	65.4	6.2		5.9
Restructuring charges	—	(0.1)	NM		NM
Total SG&A expenses	69.4	65.3	6.2		5.9
Earnings (loss) from operations	7.2	11.8	(38.1)
Earnings (loss) from operations excluding restructuring charges	7.2	11.7	(38.1)

Gross profit rate	16.9%	17.3%	(0.4)	pts.

Science, Engineering & Technology
Revenue from services	$306.2	$244.0	25.5%		25.3%
Gross profit	68.1	50.7	34.5		34.4
SG&A expenses excluding restructuring charges	48.4	31.3	54.8		54.6
Restructuring charges	—	—	NM		NM
Total SG&A expenses	48.4	31.3	54.8		54.6
Earnings (loss) from operations	19.7	19.4	1.7
Earnings (loss) from operations excluding restructuring charges	19.7	19.4	1.7

Gross profit rate	22.3%	20.8%	1.5	pts.

Education
Revenue from services	$66.6	$27.5	142.1%		142.1%
Gross profit	10.0	4.1	139.7		139.7
SG&A expenses excluding restructuring charges	17.0	11.6	45.9		45.9
Restructuring charges	—	—	NM		NM
Total SG&A expenses	17.0	11.6	46.1		46.1
Earnings (loss) from operations	(7.0)	(7.5)	6.6
Earnings (loss) from operations excluding restructuring charges	(7.0)	(7.5)	6.7

Gross profit rate	15.1%	15.2%	(0.1)	pts.

Outsourcing & Consulting
Revenue from services	$113.4	$87.9	29.1%		28.6%
Gross profit	37.3	29.1	27.9		26.9
SG&A expenses excluding restructuring charges	30.7	25.4	20.5		19.8
Restructuring charges	—	—	NM		NM
Total SG&A expenses	30.7	25.4	20.5		19.7
Earnings (loss) from operations	6.6	3.7	79.1
Earnings (loss) from operations excluding restructuring charges	6.6	3.7	78.7

Gross profit rate	32.8%	33.1%	(0.3)	pts.

International
Revenue from services	$256.8	$232.4	10.5%		8.8%
Gross profit	36.9	30.0	22.7		21.0
SG&A expenses excluding restructuring charges	34.5	39.9	(13.6)		(14.8)
Restructuring charges	—	—	NM		NM
Total SG&A expenses	34.5	39.9	(13.6)		(14.8)
Earnings (loss) from operations	2.4	(9.9)	NM
Earnings (loss) from operations excluding restructuring charges	2.4	(9.9)	NM

Gross profit rate	14.4%	12.9%	1.5	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%		CC %
	2021	2020	Change		Change
Professional & Industrial
Revenue from services	$1,386.7	$1,346.7	3.0%		2.5%
Gross profit	227.7	241.1	(5.5)		(6.0)
SG&A expenses excluding restructuring charges	207.8	206.1	0.8		0.5
Restructuring charges	—	4.3	NM		NM
Total SG&A expenses	207.8	210.4	(1.2)		(1.6)
Earnings (loss) from operations	19.9	30.7	(34.9)
Earnings (loss) from operations excluding restructuring charges	19.9	35.0	(43.0)

Gross profit rate	16.4%	17.9%	(1.5)	pts.

Science, Engineering & Technology
Revenue from services	$859.1	$761.5	12.8%		12.6%
Gross profit	187.8	156.0	20.4		20.2
SG&A expenses excluding restructuring charges	131.0	98.6	32.9		32.7
Restructuring charges	—	0.5	NM		NM
Total SG&A expenses	131.0	99.1	32.2		32.0
Earnings (loss) from operations	56.8	56.9	(0.2)
Earnings (loss) from operations excluding restructuring charges	56.8	57.4	(1.1)

Gross profit rate	21.9%	20.5%	1.4	pts.

Education
Revenue from services	$284.1	$195.1	45.6%		45.6%
Gross profit	44.0	28.8	52.5		52.5
SG&A expenses excluding restructuring charges	46.5	36.9	26.0		26.0
Restructuring charges	—	0.8	NM		NM
Total SG&A expenses	46.5	37.7	23.1		23.1
Earnings (loss) from operations	(2.5)	(8.9)	72.1
Earnings (loss) from operations excluding restructuring charges	(2.5)	(8.1)	69.0

Gross profit rate	15.5%	14.8%	0.7	pts.

Outsourcing & Consulting
Revenue from services	$320.0	$261.0	22.6%		21.2%
Gross profit	103.4	87.1	18.7		16.3
SG&A expenses excluding restructuring charges	89.2	79.1	12.7		10.9
Restructuring charges	—	—	NM		NM
Total SG&A expenses	89.2	79.1	12.6		10.8
Earnings (loss) from operations	14.2	8.0	79.0
Earnings (loss) from operations excluding restructuring charges	14.2	8.0	77.5

Gross profit rate	32.3%	33.4%	(1.1)	pts.

International
Revenue from services	$810.1	$710.6	14.0%		9.0%
Gross profit	110.3	90.5	21.8		16.3
SG&A expenses excluding restructuring charges	102.2	100.3	1.8		(2.8)
Restructuring charges	—	1.1	NM		NM
Total SG&A expenses	102.2	101.4	0.7		(3.9)
Earnings (loss) from operations	8.1	(10.9)	NM
Earnings (loss) from operations excluding restructuring charges	8.1	(9.8)	NM

Gross profit rate	13.6%	12.7%	0.9	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	October 3, 2021	January 3, 2021	September 27, 2020
Current Assets
Cash and equivalents	$43.5	$223.0	$248.2
Trade accounts receivable, less allowances of
$12.3, $13.3, and $11.4, respectively	1,423.9	1,265.2	1,111.4
Prepaid expenses and other current assets	71.0	61.4	71.4
Total current assets	1,538.4	1,549.6	1,431.0

Noncurrent Assets
Property and equipment, net	36.1	41.0	40.8
Operating lease right-of-use assets	79.3	83.2	84.0
Deferred taxes	304.0	282.0	273.3
Goodwill, net	114.8	3.5	—
Investment in Persol Holdings	222.6	164.2	145.8
Investment in equity affiliate	122.0	118.5	115.6
Other assets	386.3	319.9	301.2
Total noncurrent assets	1,265.1	1,012.3	960.7

Total Assets	$2,803.5	$2,561.9	$2,391.7

Current Liabilities
Short-term borrowings	$—	$0.3	$0.5
Accounts payable and accrued liabilities	645.2	536.8	458.4
Operating lease liabilities	18.4	19.6	19.5
Accrued payroll and related taxes	334.9	293.0	240.7
Accrued workers' compensation and other claims	21.1	22.7	25.0
Income and other taxes	58.4	53.2	52.4
Total current liabilities	1,078.0	925.6	796.5

Noncurrent Liabilities
Operating lease liabilities	64.1	67.5	68.1
Accrued payroll and related taxes	58.2	58.5	75.7
Accrued workers' compensation and other claims	39.1	42.2	44.4
Accrued retirement benefits	213.5	205.8	188.2
Other long-term liabilities	76.5	59.3	52.7
Total noncurrent liabilities	451.4	433.3	429.1

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(15.2)	(17.1)	(17.2)
Paid-in capital	23.2	21.3	20.6
Earnings invested in the business	1,245.3	1,162.9	1,139.5
Accumulated other comprehensive income (loss)	(19.3)	(4.2)	(16.9)
Total stockholders' equity	1,274.1	1,203.0	1,166.1

Total Liabilities and Stockholders' Equity	$2,803.5	$2,561.9	$2,391.7

STATISTICS:
Working Capital	$460.4	$624.0	$634.5
Current Ratio	1.4	1.7	1.8
Debt-to-capital %	0.0%	0.0%	0.0%
Global Days Sales Outstanding	63	64	61
Year-to-Date Free Cash Flow	$23.5	$170.5	$204.2

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED OCTOBER 3, 2021 AND SEPTEMBER 27, 2020
(UNAUDITED)
(In millions of dollars)
	2021	2020
Cash flows from operating activities:
Net earnings (loss)	$84.4	$(95.4)
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Goodwill impairment charge	—	147.7
Deferred income taxes on goodwill impairment charge	—	(23.0)
Depreciation and amortization	22.0	18.0
Operating lease asset amortization	16.0	15.9
Provision for credit losses and sales allowances	0.8	10.7
Stock-based compensation	4.0	2.9
(Gain) loss on investment in Persol Holdings	(71.8)	31.4
Gain on sale of assets	—	(32.1)
Equity in net (earnings) loss of PersolKelly Pte. Ltd.	(2.3)	1.0
Other, net	4.6	1.8
Changes in operating assets and liabilities, net of acquisitions	(26.7)	137.6

Net cash from operating activities	31.0	216.5

Cash flows from investing activities:
Capital expenditures	(7.5)	(12.3)
Proceeds from sale of assets	—	55.5
Acquisition of companies, net of cash received	(213.0)	(36.4)
Proceeds from company-owned life insurance	10.4	2.3
Proceeds from sale of Brazil, net of cash disposed	—	1.2
Proceeds from loans with equity affiliate	5.8	—
Proceeds from (investment in) equity securities	5.0	(0.2)
Other investing activities	0.9	0.2

Net cash (used in) from investing activities	(198.4)	10.3

Cash flows from financing activities:
Net change in short-term borrowings	(0.2)	(1.5)
Financing lease payments	(1.3)	(1.0)
Dividend payments	(2.0)	(3.0)
Payments of tax withholding for stock awards	(0.6)	(1.2)
Contingent consideration payments	(1.6)	—
Other financing activities	—	(0.1)

Net cash used in financing activities	(5.7)	(6.8)

Effect of exchange rates on cash, cash equivalents and restricted cash	(3.9)	3.4

Net change in cash, cash equivalents and restricted cash	(177.0)	223.4
Cash, cash equivalents and restricted cash at beginning of period	228.1	31.0

Cash, cash equivalents and restricted cash at end of period	$51.1	$254.4

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%	CC %
	2021	2020	Change	Change

Americas
United States	$851.7	$740.6	15.0%	15.0%
Canada	43.3	30.3	42.8	35.1
Puerto Rico	25.5	18.4	39.2	39.2
Mexico	14.4	27.4	(47.4)	(52.7)
Brazil	—	1.8	NM	NM
Total Americas Region	934.9	818.5	14.2	13.8

Europe
France	56.3	48.8	15.4	14.3
Switzerland	54.5	49.6	10.0	9.8
Portugal	36.6	31.7	15.6	14.6
Russia	33.0	27.2	21.3	21.1
Italy	18.5	14.5	27.5	26.4
United Kingdom	17.2	16.4	4.5	(2.1)
Germany	9.0	7.0	28.2	27.3
Ireland	7.4	4.9	49.9	48.8
Other	17.3	12.0	44.4	43.0
Total Europe Region	249.8	212.1	17.8	16.6

Total Asia-Pacific Region	10.7	7.6	41.4	39.3

Total Kelly Services, Inc.	$1,195.4	$1,038.2	15.1%	14.5%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%	CC %
	2021	2020	Change	Change

Americas
United States	$2,604.8	$2,369.2	9.9%	9.9%
Canada	116.9	88.7	31.8	21.9
Mexico	82.1	78.6	4.5	(1.8)
Puerto Rico	76.6	56.1	36.6	36.6
Brazil	—	17.0	NM	NM
Total Americas Region	2,880.4	2,609.6	10.4	9.8

Europe
France	168.1	141.2	19.0	11.9
Switzerland	161.2	141.2	14.2	9.6
Portugal	120.9	99.1	22.0	14.5
Russia	99.3	88.6	12.1	17.5
Italy	56.0	42.5	31.7	23.9
United Kingdom	51.9	56.5	(8.2)	(15.8)
Germany	24.6	22.1	11.3	5.1
Ireland	18.8	14.0	34.1	26.8
Other	49.9	38.7	29.0	21.6
Total Europe Region	750.7	643.9	16.6	11.6

Total Asia-Pacific Region	28.3	21.1	33.9	24.9

Total Kelly Services, Inc.	$3,659.4	$3,274.6	11.8%	10.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
THIRD QUARTER
(UNAUDITED)
(In millions of dollars)

	2021			2020
SG&A Expenses:	As Reported	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$69.4	$—	$69.4	$65.4
Science, Engineering & Technology	48.4	—	48.4	31.3
Education	17.0	—	17.0	11.6
Outsourcing & Consulting	30.7	—	30.7	25.4
International	34.5	—	34.5	30.4
Corporate	19.9	0.1	20.0	19.9
Total Company	$219.9	$0.1	$220.0	$184.0

	2021			2020
Earnings (loss) from Operations:	As Reported	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$7.2	$—	$7.2	$11.7
Science, Engineering & Technology	19.7	—	19.7	19.4
Education	(7.0)	—	(7.0)	(7.5)
Outsourcing & Consulting	6.6	—	6.6	3.7
International	2.4	—	2.4	(0.4)
Corporate	(19.9)	(0.1)	(20.0)	(19.9)
Total Company	$9.0	$(0.1)	$8.9	$7.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
THIRD QUARTER
(UNAUDITED)
(In millions of dollars)

	2020
SG&A Expenses:	As Reported	Customer Dispute(4)	Restructuring(5)	Adjusted
Professional & Industrial	$65.3	$—	$0.1	$65.4
Science, Engineering & Technology	31.3	—	—	31.3
Education	11.6	—	—	11.6
Outsourcing & Consulting	25.4	—	—	25.4
International	39.9	(9.5)	—	30.4
Corporate	19.9	—	—	19.9
Total Company	$193.4	$(9.5)	$0.1	$184.0

	2020
Earnings (loss) from Operations:	As Reported	Customer Dispute(4)	Restructuring(5)	Adjusted
Professional & Industrial	$11.8	$—	$(0.1)	$11.7
Science, Engineering & Technology	19.4	—	—	19.4
Education	(7.5)	—	—	(7.5)
Outsourcing & Consulting	3.7	—	—	3.7
International	(9.9)	9.5	—	(0.4)
Corporate	(19.9)	—	—	(19.9)
Total Company	$(2.4)	$9.5	$(0.1)	$7.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SEPTEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2021			2020
SG&A Expenses:	As Reported	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$207.8	$—	$207.8	$206.1
Science, Engineering & Technology	131.0	—	131.0	98.6
Education	46.5	—	46.5	36.9
Outsourcing & Consulting	89.2	—	89.2	79.1
International	102.2	—	102.2	90.8
Corporate	63.2	0.1	63.3	61.6
Total Company	$639.9	$0.1	$640.0	$573.1

	2021			2020
Earnings (loss) from Operations:	As Reported	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$19.9	$—	$19.9	$35.0
Science, Engineering & Technology	56.8	—	56.8	57.4
Education	(2.5)	—	(2.5)	(8.1)
Outsourcing & Consulting	14.2	—	14.2	8.0
International	8.1	—	8.1	(0.3)
Corporate	(63.2)	(0.1)	(63.3)	(61.6)
Total Company	$33.3	$(0.1)	$33.2	$30.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SEPTEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2020
SG&A Expenses:	As Reported	Customer Dispute(4)	Restructuring(5)	Adjusted
Professional & Industrial	$210.4	$—	$(4.3)	$206.1
Science, Engineering & Technology	99.1	—	(0.5)	98.6
Education	37.7	—	(0.8)	36.9
Outsourcing & Consulting	79.1	—	—	79.1
International	101.4	(9.5)	(1.1)	90.8
Corporate	63.3	—	(1.7)	61.6
Total Company	$591.0	$(9.5)	$(8.4)	$573.1

	2020
Earnings (loss) from Operations:	As Reported	Goodwill impairment(1)	Gain on sale of assets(3)	Customer Dispute(4)	Restructuring(5)	Adjusted
Professional & Industrial	$30.7	$—	$—	$—	$4.3	$35.0
Science, Engineering & Technology	56.9	—	—	—	0.5	57.4
Education	(8.9)	—	—	—	0.8	(8.1)
Outsourcing & Consulting	8.0	—	—	—	—	8.0
International	(10.9)	—	—	9.5	1.1	(0.3)
Corporate	(178.9)	147.7	(32.1)	—	1.7	(61.6)
Total Company	$(103.1)	$147.7	$(32.1)	$9.5	$8.4	$30.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Third Quarter		September Year to Date
	2021	2020	2021	2020
Income tax expense (benefit)	$11.1	$(1.2)	$19.0	$(36.5)
Taxes on goodwill impairment charge(1)	—	—	—	23.0
Taxes on investment in Persol Holdings(2)	(10.9)	(5.2)	(22.0)	9.6
Taxes on gain on sale of assets(3)	—	—	—	(8.1)
Taxes on customer dispute(4)	—	2.8	—	2.8
Taxes on restructuring charges(5)	—	—	—	2.2
Adjusted income tax expense (benefit)	$0.2	$(3.6)	$(3.0)	$(7.0)

	Third Quarter		September Year to Date
	2021	2020	2021	2020
Net earnings (loss)	$34.8	$16.7	$84.4	$(95.4)
Goodwill impairment charge, net of taxes(1)	—	—	—	124.7
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(24.6)	(11.6)	(49.8)	21.8
(Gain) loss on sale of assets, net of taxes(3)	—	0.1	—	(23.9)
Customer dispute, net of taxes(4)	—	6.7	—	6.7
Restructuring charges, net of taxes(5)	(0.1)	(0.1)	(0.1)	6.2
Adjusted net earnings	$10.1	$11.8	$34.5	$40.1

	Third Quarter		September Year to Date
	2021	2020	2021	2020
	Per Share		Per Share
Net earnings (loss)	$0.87	$0.42	$2.12	$(2.43)
Goodwill impairment charge, net of taxes(1)	—	—	—	3.18
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(0.62)	(0.29)	(1.25)	0.56
Gain on sale of assets, net of taxes(3)	—	—	—	(0.61)
Customer dispute, net of taxes(4)	—	0.17	—	0.17
Restructuring charges, net of taxes(5)	—	—	—	0.16
Adjusted net earnings	$0.25	$0.29	$0.86	$1.02

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars)

	Third Quarter		September Year to Date
	2021	2020	2021	2020
Net earnings (loss)	$34.8	$16.7	$84.4	$(95.4)
Other (income) expense, net	0.3	0.7	4.0	(3.6)
Income tax expense (benefit)	11.1	(1.2)	19.0	(36.5)
Depreciation and amortization	8.4	6.2	23.2	18.2
EBITDA	54.6	22.4	130.6	(117.3)
Equity in net (earnings) loss of affiliate	(1.7)	(1.8)	(2.3)	1.0
Goodwill impairment charge(1)	—	—	—	147.7
(Gain) loss on investment in Persol Holdings(2)	(35.5)	(16.8)	(71.8)	31.4
Gain on sale of assets(3)	—	—	—	(32.1)
Customer dispute(4)	—	9.5	—	9.5
Restructuring(5)	(0.1)	(0.1)	(0.1)	8.4
Adjusted EBITDA	$17.3	$13.2	$56.4	$48.6
Adjusted EBITDA margin	1.4%	1.3%	1.5%	1.5%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2021 and 2020 gains and losses on the investment in Persol Holdings, the 2020 gain on sale of assets, the 2020 customer dispute and the 2020 restructuring charges, are useful to understand the Company's fiscal 2021 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The goodwill impairment charge is the result of an interim impairment test the Company performed during the first quarter of 2020, due to a triggering event caused by a decline in the Company's common stock price.

(2) The gains and losses on the investment in Persol Holdings represent the change in fair value of the investment during the period presented and the related tax expense and benefit.

(3) Gain on sale of assets in 2020 primarily represents the excess of the proceeds over the cost of the headquarters properties sold during the first quarter of 2020.

(4) Customer dispute represents a non-cash charge in Mexico to increase the reserve against a long-term receivable from a former customer based on an updated probability of loss assessment.

(5) Restructuring charges in 2020 and subsequent adjustments in 2021 represent severance costs and lease terminations in preparation for the new operating model adopted in the third quarter of 2020.